SCHRODER U.S. SMALLER COMPANIES FUND
INVESTOR SHARES

The fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of companies domiciled in the United States that have, at the time of purchase, market capitalizations of $1.5 billion or less. It is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in smaller companies. Current income is incidental to the objective of capital appreciation.

Schroder U.S. Smaller Companies Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder U.S. Smaller Companies Portfolio (the "Portfolio"), a series of Schroder Capital Funds ("Schroder Core"). The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience corresponds directly with the Portfolio's investment experience. (See "Other Information--Fund Structure".)

This Prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI"), which is incorporated by reference into this Prospectus. The SAI dated October 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling (800) 290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which this Prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 PROSPECTUS
                                                                 OCTOBER 1, 1997

                         FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
                   PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
                       PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE) (800) 290-9826    SCHRODER SERIES TRUST (800) 464-3108
SCHRODER INTERNATIONAL BOND FUND                    SCHRODER LARGE CAPITALIZATION EQUITY FUND
SCHRODER EMERGING MARKETS FUND                      SCHRODER MIDCAP VALUE FUND
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL        SCHRODER SMALL CAPITALIZATION VALUE FUND
  PORTFOLIO                                         SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER INTERNATIONAL FUND                         SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
SCHRODER MICRO CAP FUND
SCHRODER U.S. EQUITY FUND
SCHRODER U.S. SMALLER COMPANIES FUND

PROSPECTUS SUMMARY

    This Prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund which is separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

    OBJECTIVE. Capital appreciation.

    STRATEGY. Invests at least 65% of its total assets in equity securities of companies domiciled in the United States that have market capitalizations of $1.5 billion or less at the time of investment.

    INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. (See "Management of the Fund--Investment Adviser and Portfolio New Manager".)

    ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, LLC ("Forum") serves as the Fund's subadministrator.

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500. (See "Investment in the Fund--Purchase of Shares" and "--Redemption of Shares".)

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain. Dividends and long-term capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your account application, or otherwise in writing, to receive dividends and other distributions in cash. (See "Dividends, Distributions and Taxes".)

    RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in smaller companies. Investment in smaller companies involves risks in addition to those normally associated with investments in equity securities of large capitalization companies. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

    The Fund's net asset value ("NAV") varies because the market value of the Fund's investment will change with changes in the value of the securities in which the Portfolio invests due to changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your Shares, they may be worth more or less than what you paid for them. (See "Risk Considerations".)

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares. The Annual Fund Operating Expenses are based on fees and expenses incurred during the Fund's fiscal period ended May 31, 1997.

Annual Fund Operating Expenses (as a percentage of average net assets)(a)

Management Fees (after fee waivers)(b)(c)...................    0.50%
12b-1 Fees..................................................     None
Other Expenses (after reimbursements)(c)....................    0.99%
------------------------------------------------------------
                                                              -------
Total Fund Operating Expenses (c)...........................    1.49%

(a) The Fund's expenses include the Fund's pro rata portion of all expenses of the Portfolio.
(b) Management Fees reflects the fees paid by the Portfolio and the Fund to SCMI and Schroder Advisors for investment advisory and administrative services.
(c) SCMI and Schroder Advisors voluntarily have undertaken to waive a portion of their fees and assume certain expenses of the Fund in order to limit Total Fund Operating Expenses to 1.49%. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. (See "Management of the Fund--Expenses".) Without fee waivers and reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.85%, 1.02% and 1.87%, respectively.

EXAMPLE

    The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming: (1) a 5% annual return; and (2) redemption at the end of each time period. The example is based on the expenses listed above, and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

1 Year..................................  $   15
3 Years.................................  $   47
5 Years.................................  $   81
10 Years................................  $  178

FINANCIAL HIGHLIGHTS

    The financial highlights of the Fund are presented below to assist you in evaluating per share performance of the Fund's Investor Shares for the periods shown. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the period ended May 31, 1997, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling (800) 290-9826.

                                               PERIOD ENDED                          YEAR ENDED OCTOBER 31,
                                                 MAY 31,           ----------------------------------------------------------
                                                 1997(b)           1996(a)             1995            1994          1993(c)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $ 17.23           $  15.14          $  11.81        $  10.99        $ 10.00
                                               ------------        --------          --------        --------        --------
Investment Operations:
    Net Investment Income (Loss)                   (0.02)(c)          (0.06)(c)         (0.04)          (0.07)         (0.02)
    Net Realized and Unrealized Gain (Loss)
     on Investments                                 1.88               4.10              3.78            0.97           1.01
                                               ------------        --------          --------        --------        --------
Total from Investment Operations                    1.86               4.04              3.74            0.90           0.99
                                               ------------        --------          --------        --------        --------
Distributions from Net Realized Gain on
 Investments                                       (5.83)             (1.95)            (0.41)          (0.08)         --
                                               ------------        --------          --------        --------        --------
Net Asset Value, End of Period                   $ 13.26           $  17.23          $  15.14        $  11.81        $ 10.99
                                               ------------        --------          --------        --------        --------
                                               ------------        --------          --------        --------        --------
Total Return                                       14.73%             29.35%            32.84%           8.26%          9.90%
Ratio/Supplementary Data:
    Net Assets at the End of Period
     (000's Omitted)                             $26,104           $ 13,743          $ 15,287        $ 13,324        $12,489
Ratios to Average Net Assets:
    Expenses Including Reimbursement/Waiver         1.49%(c)(d)        1.49%(c)(d)       1.49%           1.45%          2.03%(d)
    Expenses Excluding Reimbursement/Waiver         1.87%(c)(d)      N/A               N/A             N/A             N/A
    Net Investment Income (Loss) Including
     Reimbursement/Waiver                          (0.42)%(c)(d)      (0.35)%(c)(d)     (0.30)%         (0.58)%        (0.99)%(d)
    Average Commission Rate (e)                  $0.0584           $ 0.0583            N/A             N/A             N/A
    Portfolio Turnover Rate (f)                    34.45%             58.50%            92.68%          70.82%         12.58%

------------

(a) Effective May 1, 1997, the Fund changed its fiscal year end to May 31 from October 31. The Fund converted to Core and Gateway-Registered Trademark- on August 15, 1996.

(b) On December 23, 1996, the Fund began offering a second class of shares, Advisor Shares, and all then outstanding shares of the Fund were redesignated as Investor Shares.

(c) The Fund commenced operations on August 6, 1993.

(d) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(e) Annualized.

(f) For the fiscal year 1996 and thereafter, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of equity securities. The rate shown for the period ended May 31, 1997 represents the average commission per share paid by the Portfolio from November 1, 1996 through May 31, 1997. For the years ended October 31, 1996, 1995, 1994 and 1993, the rate shown represents the average commission per share paid by the Fund while it was making investments directly in securities.

(g) Portfolio turnover rate represents the rate of portfolio activity. The rate shown for the period ended May 31, 1997 represents portfolio activity of the Portfolio from November 1, 1996 through May 31, 1997. For the years ended October 31, 1996, 1995, 1994 and 1993, the rate shown represents portfolio activity while the Fund was making investments directly in securities. The blended rate for both the Fund and the Portfolio for the full fiscal year ended October 31, 1996 is 105.13%.

INVESTMENT OBJECTIVE

    The investment objective of the Fund is capital appreciation. Current income is incidental to the objective of capital appreciation. The Fund is not intended for investors whose objective is assured income or preservation of capital. It is, rather, appropriate for investors who can bear the special risks associated with investment in smaller capitalization companies.

    The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has an identical investment objective and substantially similar investment policies as the Fund. There can be no assurance that the Fund or the Portfolio will achieve its investment objective.

INVESTMENT POLICIES

    Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

    Under normal market conditions the Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of companies domiciled in the United States that have, at the time of purchase, market capitalizations of $1.5 billion or less. Market capitalization means the market value of a company's outstanding stock.

    In its investment approach, SCMI identifies securities of companies that it believes can generate above average earnings growth and are selling at favorable prices in relation to book values and earnings. SCMI's assessment of the competency of an issuer's management is an important investment consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they could help the Portfolio attain its objective. These criteria can be changed by the Schroder Core Board, without shareholder approval.

    The Portfolio invests principally in equity securities, namely, common stocks, securities convertible into common stocks, or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when SCMI believes that such investments are warranted to achieve the Portfolio's investment objective.

    The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. The Portfolio intends to invest no more than 25% of its total assets in unseasoned companies.

    Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, the Portfolio intends to invest no more than 5% of its net assets in debt securities rated below "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard and Poor's ("S&P") (such securities are commonly known as "high yield/ high risk" securities or "junk bonds"), and it will not invest in debt securities that are in default. Prices of high yield/high risk securities are generally more volatile than prices of higher rated securities, and are generally deemed more vulnerable to default on interest and principal payments. It should be noted that even bonds rated "Baa" by Moody's or "BBB" by S&P are described by them as having speculative characteristics.Changes in economic conditions or other circumstances are more likely to weaken the ability of issuers of these bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other agencies. Additional information about the risks associated with investing in junk bonds is contained in the SAI.

    The following pages contain additional information about the securities in which the Portfolio may invest, strategies SCMI may employ in pursuit of the Portfolio's objective, and a summary of related risks. A complete listing of the Portfolio's investment restrictions and more detailed information about the Portfolio's investments is contained in the SAI. Policy limitations and investment restrictions generally are considered at the time of purchase.

    COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Portfolio may be traded in the over-the-counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

    The Portfolio may also invest in warrants. Warrants are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible preferred stockentitles the holder to receive the dividend paid on the stock until it is converted or exchanged. Before conversion, convertible debt securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

    OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments. In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the portfolio's securities; or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments the Portfolio is authorized to use have certain risks associated with them, including: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of SCMI to predict the direction of stock prices, interest rates and other economic factors. Additional information regarding the Hedging Instruments the Portfolio may use and the risks associated with them is contained in the SAI.

    SHORT SALES AGAINST-THE-BOX. The Portfolio may not sell securities short except in "short sales against-the-box". For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box". No income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. Additional information on "Short Sales Against-the-Box" is contained in the SAI.

    REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period, whereby a seller--a U.S. bank or recognized broker-dealer--sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The value of the underlying securities purchased by the Portfolio is monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian holds the securities until they are repurchased. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

    LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total asset value. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities loaned if, in the meantime, the value of the loaned securities has increased, the Portfolio could experience a loss.

    Securities loans are fully collateralized if the Portfolio maintains liquid assets in a segregated account equal in amount to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan. In the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of the collateral except for the part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

    LIQUIDITY. The Portfolio will not invest more than 15% of its assets in securities determined by SCMI to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Portfolio under Rule 144A of the Securities Act of 1933, as amended, or Section 4(2) paper issued under that Act that may have an active secondary market. Such securities may be determined by SCMI to be liquid for purposes of compliance with the Portfolio's limitations on illiquid investments. There is no guarantee that the Portfolio will be able to sell such securities at any time when SCMI deems it advisable to do so or at prices prevailing for comparable securities that are more widely held. Further information on "Liquidity" is contained in the SAI.

    TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits in U.S. banks. Additional information about these securities is contained in the SAI.

    INVESTMENT POLICY CHANGES. The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of: (1) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented; or (2) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

RISK CONSIDERATIONS

    SMALLER COMPANIES. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

    UNSEASONED ISSUERS. Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

MANAGEMENT OF THE FUND

                    THE SCHRODER INVESTMENT MANAGEMENT GROUP
                       ASSETS UNDER MANAGEMENT WORLDWIDE
                     AS OF JUNE 30, 1997--OVER $175 BILLION

                                     [MAP]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, TORONTO, ZURICH, WARSAW, TOKYO, HONG
   KONG, BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA, MANILA, SYDNEY, MEXICO CITY, BUENOS AIRES, SAO PAULO AND BOGOTA.

BOARDS OF TRUSTEES

    The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers is contained in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

    SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated (doing business in New York as Schroders Holdings) the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies.

    As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding the Portfolio investments with brokers or dealers it selects. For these services SCMI is entitled to receive a monthly advisory fee at the annual rate of 0.60% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

    Fariba Talebi, a Vice President of the Trust, a Group Vice President of SCMI and a Director of Schroder Capital Management Inc. with the assistance of the special small cap investment team is primarily responsible for the day-to-day management of the Portfolio's investments and has managed the Portfolio since its inception. Ms. Talebi has been employed by SCMI in the investment research and portfolio management areas since 1987.

    The Fund began pursuing its investment objective through investment in the Portfolio on August 15, 1996. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information--Fund Structure".) Accordingly, the Trust has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 0.50% of the Fund's average daily net assets for the first $100 million; 0.40% on the next $150 million; and 0.35% of the Fund's average daily net assets in excess of $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the Investment Advisory Agreement between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder and the circumstances under which fees will be paid).

ADMINISTRATIVE SERVICES

    On behalf of the Fund, the Trust has entered into an administration contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Fund, the Trust has also entered into a subadministration agreement with Forum, Two Portland Square, Portland, Maine 04101. Under these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Portfolio by SCMI. Schroder Advisors is entitled to receive compensation, at the annual rate of 0.25% of the Fund's average daily net assets. Forum is entitled to receive compensation at the annual rate of 0.10% of the Fund's average daily net assets.

    Schroder Advisors and Forum provide similar services to the Portfolio. Schroder Advisors provides such services without compensation. The Portfolio pays Forum a monthly fee at the annual rate of 0.10% of the Portfolio's average daily net assets for Forum's subadministration services.

EXPENSES

    SCMI and Schroder Advisors voluntarily have undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares to 1.49% of the average daily net assets of the Fund attributable to the Shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of their fees, from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

    Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ: (1) Schroder & Co. Inc. and its affiliates ("Schroder & Co."), affiliates of SCMI, to effect transactions of the Portfolio on the New York Stock Exchange; and (2) Schroder Securities Limited and its affiliates ("Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio, if any, on certain foreign securities exchanges. Because of the affiliation between SCMI and both Schroder & Co. and Schroder Securities, the Portfolio's payment of commissions to them is subject to procedures adopted by the Schroder Core Board designed to ensure that commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder & Co. or Schroder Securities, and in no event will either receive any brokerage in recognition of research services.

    Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses) and would not be expected to increase materially the brokerage commissions paid by the Portfolio. Brokerage commissions are not deemed to be Fund expenses.

CODE OF ETHICS

    The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). (See "Other Information-- Shareholder Inquiries".) Investments may also be made through broker-dealers and other financial institutions that assist their customers in purchasing shares of the Fund ("Financial Institutions"). Financial Institutions may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Financial Institution should contact that institution directly for appropriate instructions.

    Investor Shares are offered at the net asset value next determined after receipt of a completed account application (at the address set forth below). The minimum initial investment is $10,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional Shares. The Fund is authorized to reject any purchase order.

    Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Smaller Companies Fund, to:

    Schroder U.S. Smaller Companies Fund--
      Investor Shares
    P.O. Box 446
    Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the investment.

    Investors may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

    Chase Manhattan Bank
    New York, NY
    ABA No.: 021000021
    For Credit To: Forum Financial Corp.
    Account No.: 910-2-718187
    Ref.: Schroder U.S. Smaller Companies
      Fund--Investor Shares
    Account of: (shareholder name)
    Account No.: (shareholder account
      number)

    The wire order must specify the name of the Fund, the shares' class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an account application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. (See "Net Asset Value".)

    The Transfer Agent establishes for each shareholder of record an open account to which all Shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full Shares can be obtained by written request to the Transfer Agent. No certificates are issued for fractional shares.

    Subsequent purchases may be made by check or by sending a wire as described above. All payments should clearly indicate the shareholder's name and account number.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends, capital gain and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

    Shares are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA, including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,000. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

STATEMENT OF INTENTION

    Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $10,000 or more in Investor Shares of the Fund within a period of 13 months.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

    The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

EXCHANGES

    Shareholders may exchange Investor Shares of the Fund for Investor Shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each Fund are at net asset value.

    For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

    Shares are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. (See "Net Asset Value".)

    BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the shares' class (I.E. Investor Shares), the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent, Schroder Advisors and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the shares' class (I.E. Investor Shares), the dollar amount or number of shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or that exchange is closed;
(2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. Additional information on purchases and redemptions is contained in the SAI.

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

    The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

    Generally, securities held by the Portfolio that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

    The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its investment income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and therefore, intends not to be subject to federal income tax.

    Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the account application, or otherwise in writing, to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares are calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

    A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

    The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

    If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your Shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your Shares. Shareholders will be notified by the Trust if a distribution includes a return of capital.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. Additional information on the Fund is contained in the SAI. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

THE PORTFOLIO

    The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, and gain and loss of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio. The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of nine separate Funds, each of which has a separate investment objective and policies.

    Shares are fully paid, non-assessable and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the fund or the class of shares they hold, except as otherwise required by applicable law.

    There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

    The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

    The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and other distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. Additional information and a description of the methods used to determine total return and other performance measures for the Fund is contained in the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including its past performance, should be directed to:

    Schroder U.S. Smaller Companies Fund
    P.O. Box 446
    Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

FUND STRUCTURE

    CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares have lower investment minimums and incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

    THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, there are two institutional investors in the Portfolio, the Fund and Small Cap Opportunities Fund, a series of Norwest Advantage Funds. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

    The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

    Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

    Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses, other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

    CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with the power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Trust Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders the Fund.

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
INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUBADMINISTRATOR
Forum Administrative Services, LLC
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York 11245
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

TABLE OF CONTENTS

PROSPECTUS SUMMARY........................................................    3
EXPENSES OF INVESTING IN THE FUND.........................................    4
Fee Table.................................................................    4
Example...................................................................    4
FINANCIAL HIGHLIGHTS......................................................    5
INVESTMENT OBJECTIVE......................................................    6
INVESTMENT POLICIES.......................................................    6
RISK CONSIDERATIONS.......................................................    9
MANAGEMENT OF THE FUND....................................................   10
Boards of Trustees........................................................   10
Investment Adviser and Portfolio Manager..................................   10
Administrative Services...................................................   11
Expenses..................................................................   11
Portfolio Transactions....................................................   12
Code of Ethics............................................................   12
INVESTMENT IN THE FUND....................................................   12
Purchase of Shares........................................................   12
Retirement Plans and Individual Retirement Accounts.......................   14
Statement of Intention....................................................   14
Exchanges.................................................................   14
Redemption of Shares......................................................   14
Net Asset Value...........................................................   16
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................   16
The Fund..................................................................   16
The Portfolio.............................................................   18
OTHER INFORMATION.........................................................   18
Capitalization and Voting.................................................   18
Reports...................................................................   18
Performance...............................................................   18
Custodian and Transfer Agent..............................................   19
Shareholder Inquires......................................................   19
Fund Structure............................................................   19

                 [LOGO]

Schroder
U.S. Smaller
Companies Fund

Investor Shares

PROSPECTUS
October 1, 1997

Schroder Capital Funds (Delaware)